UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03101

CALVERT TAX-FREE RESERVES

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Year ended December 31, 2011

Item 1.  Report to Stockholders.

[Calvert Tax-Free Reserves (Money Market Portfolio and Tax-Free Bond Fund) Annual Report to Shareholders]

INFORMATION REGARDING CALVERT OPERATING COMPANY

NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies changed their names as indicated:

Old Name	New Name	Company Description

Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each
operating company listed
below

Calvert Asset Management	Calvert Investment	Investment advisor to the
Company, Inc.	Management, Inc.	Calvert Funds

Calvert Distributors, Inc.	Calvert Investment Distributors,	Principal underwriter
	Inc.	and distributor for the
Calvert Funds

Calvert Administrative	Calvert Investment	Administrative services
Services Company	Administrative Services, Inc.	provider for the Calvert
Funds

Calvert Shareholder	Calvert Investment Services,	Shareholder servicing
Services, Inc.	Inc.	provider for the Calvert
Funds

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After a relatively strong start to 2011, the U.S. economy lost its footing during the summer. Hope for a second-half rebound gave way to concerns that we were heading into another recession as consumer insecurity, a weak job market, the looming sovereign debt crisis in Europe, and uncertainty about the direction of U.S. and European policy weighed on economic growth and turned markets into a roller coaster.

After the historic loss of the Standard & Poor’s AAA rating for U.S. government debt, already anxious investors flocked to the relative safety of cash and Treasuries despite the downgrade and very low yields. In fact, Treasuries were the star of the show, as the 30-year Treasury bond posted a total return for the year of more than 30%. After the downgrade, the Federal Reserve announced plans to keep short-term interest rates at very low levels through at least mid-2013. In early 2012, it extended that timeframe into 2014.

After ending 2010 on a sour note, municipal bond returns rebounded during 2011 as municipal debt issuance and investor outflows slowed, and fears of widespread municipal debt defaults proved to be unfounded. As a result, the Barclays Capital Municipal Bond Index returned 10.70% for the year. Corporate bonds performed well for the first half of the reporting period but experienced greater volatility in the second half, reflecting increased volatility in the wider financial markets. The Barclays Capital U.S. Credit Index finished the year up 8.35%.

The 2008-2009 Financial Crisis: Where Are We Now?

Having just passed the three-year anniversary of the onset of the financial crisis, I think it’s worth noting some key differences between now and then. Despite ensuing events, markets are still generally ahead of where they were, as the Bar-clays Capital U.S. Credit Index gained an annualized 10.90% for the three-year period ended December 31, 2011, while the Barclays Capital Municipal Bond Index returned an annualized 8.57%.

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Three years ago, we told you that soaring demand for Treasury securities had driven three-month Treasury bill yields to 0.92% as of September 30, 2008, which was then the lowest level since World War II. The flight to quality amid the economic uncertainty has continued to drive demand for Treasuries at times since then, and the three-month Treasury bill yield stood even lower, at 0.02%, on December 31, 2011.

While still high, the unemployment rate has decreased a full percentage point from its recession peak. And in a direct month-to-month comparison, the United States added 200,000 jobs in December 2011 versus losing 619,000 jobs in December 2008.1 In housing, builder confidence in the current market for new single-family homes rose for the third consecutive month to 21 in Decem-ber--12 points higher than it was in December 2008.2

Energy prices have fallen, too. After soaring to $150 a barrel, crude oil hovered around $100 a barrel at the end of December 2011. While prices at the pump did not decrease proportionately, they are lower, which is good for consumers’ wallets and industries heavily tied to oil. And although household debt still exceeds after-tax income, it has fallen 12% from its record high in September 2007.3

The bottom line is that economic recovery may continue to be more two-steps-forward, one-step-back rather than the straight line progress we’d all prefer, but the recovery is happening. In the meantime, your Calvert fund managers will help guide your investments through the ups and downs that may lie ahead.

Your Financial Advisor Is Always Available

It’s easy to be a long-term investor when markets are strong. The challenge is to remain one when markets are undergoing a protracted period of uncertainty. While it may take longer than we’d like, markets have always recovered in the past and I am confident they will do so again. These cycles are simply the nature of the financial markets.

In times like these, it’s best to stay the course, maintaining an appropriate and well-diversified mix of U.S. and international stocks, bonds, and cash for your goals and risk tolerance. However, if you think your financial needs or risk tolerance have changed, your financial advisor is always available to discuss your concerns.

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We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals. As always, we thank you for entrusting your investments to Calvert.

Barbara J. Krumsiek
President and CEO
Calvert Investments, Inc.
January 2012

1. Bureau of Labor Statistics

2. National Association of Home Builders/Wells Fargo Housing Market Index (HMI)

3. Center for American Progress, Economic Snapshot for December 2011

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Performance

For the 12-month period ended December 31, 2011, Calvert Tax-Free Reserves Money Market Portfolio (Class O shares) returned 0.01%. Its benchmark index, the Lipper Tax-Exempt Money Market Funds Average, returned 0.02% for the same period.

Investment Climate

While 2011 was not as traumatic as 2008, it was a challenging year filled with volatile markets and headline surprises. Events unfolded in a fashion broadly similar to those of 2010. The pace of U.S. economic growth was relatively strong early in the year and interest rates on medium term Treasuries rose to about 3.5% during the first half of the year, similar to rates early in 2010. As 2011 progressed, intensifica-tion of the euro-area crisis did much to

CALVERT TAX-FREE MONEY MARKET PORTFOLIO
December 31, 2011
Investment Performance
(total return at nav*)

	6 months	12 months
	ended	ended
	12/31/11	12/31/11

Class O	0.01%	0.01%

Lipper Tax Exempt
Money Market Funds
Average	0.01%	0.02%

Average Annual Total Returns

One year	0.01%
Five year	0.99%
Ten year	1.15%

7-Day Simple/Effective Yield

7-day simple yield	0.01%
7-day effective yield	0.01%

% of total
Investment Allocation	Investments
Municipal Variable Rate
Demand Notes	95%
Other Municipal Notes	5%
Total	100%

Weighted Average Maturity

12/31/11	12/31/10
14 days	27 days

*Total return assumes reinvestment of dividends. The performance data shown represents past performance and does not guarantee future results. Investment return will fluctuate so that current performance may be lower or higher than the performance data quoted. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Visit www.calvert.com for current performance data. Total return is not annualized for periods of one year or less.

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dampen the fragile confidence of investors, consumers, and corporate managers. Major central banks responded to the crisis by easing their monetary policies, as they had during 2010. However, unlike 2010, the euro-area crisis worsened. Concerns about sovereign debt spread to Italy, the third-largest government borrower in the world. The country came under severe attack in the markets, and its bond yields soared above those of troubled Spain. Events in the eu-rozone were punctuated by two additional crises that temporarily unhinged markets and negatively affected attitudes. First, in March, Japan suffered an earthquake and tsunami that had significant economic consequences. Then, in July, the U.S. government nearly defaulted on its debt.

By the end of 2011, the pace of U.S. economic growth was forecast to be 1.7%, which was significantly slower than the growth rate of 2.8% at the end of 2010.1 Slower year-over-year growth meant that the actual output of the economy lagged its potential. The gap between actual and potential economic output remains extraordinarily wide. On a more positive note, despite the turmoil of 2011, the United States did not slide toward deflation. In fact, consumer price index inflation rates rose for the year with the core rate expected to be 2.2% at the end of the year. This was slightly higher than 0.8% at the end of 2010.2 The unemployment rate fell to 8.5% in December from 9.4% earlier in the year,3 and the monthly pace of job creation was steady albeit modest.

Longer-maturity U.S. Treasury yields fell sharply during the year in response to the euro-area crisis and two significant monetary easing efforts by the Federal Reserve (Fed). In August, the Fed signaled that money-market rates would remain pinned near zero percent until at least mid-2013. Then, in September the central bank announced a program to buy long-maturity Treasury securities to hold interest rates low and force investors to take more risk in securities such as stocks and corporate bonds. These policies helped freeze shorter-maturity yields and keep longer-maturity yields extremely low.

Over the year, the yield on three-month Treasury bills fell 10 basis points (a basis point is 0.01 percentage points) to 0.02%, while the yield on 10-year Treasury notes fell 141 basis points to 1.89%.4 For 2011, 30-year Treasury bonds posted a total return of over 30%. It was one of the best calendar-year performances ever in the 44-year history of that Treasury maturity. Interest rates on bonds in the private sector fell in sympathy with Treasuries, but not as steeply. The average yield on Moody’s Baa-rated corporate bonds fell by 91 basis points to 5.16%. The average interest rate on Freddie Mac 30-year mortgage bonds also dropped 91 basis points to a record low of 3.95%. The Bond Buyer yield on an index of municipal general obligation bonds fell by 107 basis points, finishing the year at 3.88%. Total returns in the non-Treasury sectors of the U.S. bond market were attractive for the year, but significantly lagged the strong returns of long-term Treasuries.

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Portfolio Strategy

During 2011, we continued to invest in a combination of fixed- and variable-rate securities. The variable-rate demand notes generally reset to market rates each week. They provided liquidity and stability of principal, which are two of the main objectives of the Portfolio. Historically, variable-rate demand notes have provided a competitive level of income relative to other money-market securities.

The Portfolio’s fixed-rate investments were comprised of a combination of short-term, high-grade cash-flow notes and pre-refunded tax-exempt municipal notes. The issuers of the pre-refunded notes escrow proceeds from the notes in securities issued by the U.S. Treasury and/or government-related agencies.

Although money-market rates remained at historic lows during the year, our strategy performed well. Our Portfolio, like other money market funds, is subject to stringent Rule 2a-7 guidelines, which were established under the Investment Company Act of 1940. These guidelines influence credit quality, maturity, and liquidity standards. Calvert applies additional diversification guidelines to further limit risk.

Outlook

As we enter 2012, the euro-area crisis still looms over the markets. This phase of the crisis may come to a head in the early months of 2012, as Italy must refinance a large amount of maturing debt from February through April. We expect the early months of 2012, in particular, to offer the potential for bouts of elevated financial market volatility. This would, at least temporarily, tend to press Treasury yields even lower.

In the United States, there is evidence that the economy is strengthening. The U.S. financial system is in better condition than the European system, and may be able to weather a big storm in the euro area. If the storm is severe, the Fed has a proven set of tools to cope with clogged credit markets and has room to further expand its balance sheet. Despite a complete failure of federal leaders to set the United States on a path to long-term deficit reduction, the Treasury Department has a window to continue to borrow at very low interest rates if the country needs to finance its way out of a banking crisis again. We do not, however, anticipate a repeat of the 2008 experience in the United States. We expect the pace of economic growth and inflation to remain modest to average as the country continues to move through the long recovery cycle that is typical after severe financial crises.

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The Fed is expected to keep the target federal funds rate between zero and 25 basis points, at least until 2014. When short-term money market rates eventually begin to increase, the variable-rate demand notes held in the portfolio should react immediately, helping our investors benefit as quickly as possible from changes in short-term rates.

January 2012

1. Wall Street Journal Economic Forecasting Survey

2. Philadelphia Federal Reserve Bank Survey of Professional Forecasters

3. Bureau of Labor Statistics

4. Interest rate data from the Federal Reserve

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Performance

For the 12-month period ended December 31, 2011, Calvert Tax-Free Bond Fund (class A shares at NAV) returned 8.54%. Its benchmark index, the Barclays Capital Municipal Bond Index, returned 10.70% for the same period.

Investment Climate

While 2011 was not as traumatic as 2008, it was a challenging year filled with volatile markets and headline surprises. Events unfolded in a fashion broadly similar to 2010. The pace of U.S. economic growth was relatively strong early in the year and interest rates on medium term Treasuries rose to about 3.5% during the first half of the year, similar to rates early in 2010. As 2011 progressed, intensification of the euro-area crisis did much to dampen the fragile confidence

CALVERT TAX-FREE BOND FUND
December 31, 2011
Investment Performance
(total return at nav*)

6 months		12 months
ended		ended
12/31/11		12/31/11
Class A	4.71%	8.54%
Barclays Capital
Municipal Bond
Index	6.02%	10.70%
Lipper General Muni
Debt Funds Average	5.87%	10.56%

% of total
Economic Sectors	Investments
Bond Bank		0.6%
Electric		2.7%
Health / Hospital		13.7%
Higher Education		10.7%
Housing		4.6%
Industrial Development Revenue /
Pollution Control Revenue		4.5%
Lease / Certificate of Participation		0.9%
Local General Obligation		19.7%
Other Revenue		7.4%
Other Transportation		1.2%
Prerefunded / Escrow to Maturity		6.4%
Special Tax		3.3%
State General Obligation		10.6%
Transportation		5.9%
Water & Sewer		7.8%
Total		100%

*Total Return at NAV does not reflect the deduction of the Portfolio’s maximum front-end sales charge of 3.75% and assumes reinvestment of dividends. Total return is not annualized for periods of one year or less.

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CALVERT TAX-FREE
BOND FUND
December 31, 2011

Average Annual Total Returns

Class A	(With max. load)
One year		4.46%
Five year		1.96%
Ten year		3.57%

Effective Duration
	12/31/11	12/31/10
	6.02 years	7.33 years

Monthly Dividend Yield
	12/31/11	12/31/10
	3.22%	3.10%

SEC Yield
	30 Days ended
	12/31/11	12/31/10
	2.37%	3.15%

of investors, consumers, and corporate managers. Major central banks responded to the crisis by easing their monetary policies, as they had during 2010. However, unlike 2010, the euro-area crisis worsened. Concerns about sovereign debt spread to Italy, the third-largest government borrower in the world. The country came under severe attack in the markets, and its bond yields soared above those of troubled Spain. Events in the eurozone were punctuated by two additional crises that temporarily unhinged markets and negatively affected attitudes. First, in March, Japan suffered an earthquake and tsunami that had significant economic consequences. Then, in July, the United States government nearly defaulted on its debt.

By the end of 2011, the pace of U.S. economic growth was forecast to be 1.7%, which was signifi-cantly slower than the growth rate of 2.8% at the end of 2010.1 Slower year-over-year growth meant that the actual output of the economy lagged its potential. The gap between actual and potential economic output remains extraordinarily wide. On a more positive note, despite the turmoil of 2011, the United States did not slide toward deflation. In fact, consumer price index inflation rates rose for the year, with the core rate expected to be 2.2% at the end of the year. This was slightly higher than 0.8% at the end of 2010.2 The unemployment rate fell to 8.5% in December from 9.4% earlier in the year,3 and the monthly pace of job creation was steady albeit modest.

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Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the fund over the past 10 years. The results shown reflect the deduction of the maximum front-end sales charge of 3.75% and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of the Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 0.90%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Portfolio’s operating expenses.

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Longer-maturity U.S. Treasury yields fell sharply during the year in response to the euro-area crisis and two significant monetary easing efforts by the Federal Reserve (Fed). In August, the Fed signaled that money-market rates would remain pinned near zero percent until at least mid-2013. Then, in September the central bank announced a program to buy long-maturity Treasury securities to hold interest rates low and force investors to take more risk in securities such as stocks and corporate bonds. These policies helped freeze shorter-maturity yields and keep longer-maturity yields extremely low.

Over the year, the yield on three-month Treasury bills fell 10 basis points (a basis point is 0.01 percentage points) to 0.02%, while the yield on 10-year Treasury notes fell 141 basis points to 1.89%.4 For 2011, 30-year Treasury bonds posted a total return of over 30%. It was one of the best calendar-year performances ever in the 44-year history of that Treasury maturity. Interest rates on bonds in the private sector fell in sympathy with Treasuries, but not as steeply. The average yield on Moody’s Baa-rated corporate bonds fell by 91 basis points to 5.16%. The average interest rate on Freddie Mac 30-year mortgage bonds also dropped 91 basis points to a record low of 3.95%. The Bond Buyer yield on an index of municipal general obligation bonds fell by 107 basis points, finishing the year at 3.88%. Total returns in the non-Treasury sectors of the U.S. bond market were attractive for the year, but significantly lagged the strong returns of long-term Treasuries.

Municipal bond rates declined during 2011. There were a number of reasons for this: the rally in Treasuries, a lower-than-expected municipal bond supply (down approximately 37% from 2010), and eight straight quarters of revenue increases at the state level, which helped close budget gaps. The municipal yield curve remained very steep, with almost a 300 basis point difference between the yield on short-maturity bonds and the yield on long-maturity bonds of the same credit quality at the end of December. For example, AAA-rated general obligation bonds maturing in the two-year range were yielding 0.42% while 30-year bonds were yielding 3.56%. The gap between short and long municipal bond rates highlights the fact that the income component of total return has been severely reduced for shorter-term municipal bonds.

Portfolio Strategy

We sought to add longer-term, higher-quality (AAA and AA rated) bonds to the portfolio during the year, while avoiding lower-quality and shorter-maturity (less than 10 years) bonds. This bias toward higher-quality state general obligation bonds and water and sewer revenue bonds helped performance during the reporting period. The Fund’s pre-refunded and escrowed bonds also helped

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relative performance, as did its exposure to AAA rated higher education bonds. Long-duration municipals added to the Fund’s positive total return as long-term rates declined.

The Fund delivered an attractive absolute total return (8.54%) during the year; however, its relative performance lagged that of the Index for several reasons. First, performance was negatively affected by price markdowns on several non-performing bonds in the portfolio. Second, the Fund had less exposure to A and BBB rated bonds during the period, which hurt relative performance as our holdings underperformed those of the Index. Finally, the Fund had no exposure to transportation or tobacco sector bonds, which also hurt relative performance. Treasury futures, used to hedge against interest rate changes and manage duration, also had a negative impact on performance.

Outlook

As we enter 2012, the euro-area crisis still looms over the global markets. This phase of the crisis may come to a head in the early months of 2012, as Italy must refinance a large amount of maturing debt from February through April. We expect the early months of 2012, in particular, to offer the potential for bouts of elevated financial market volatility. This would, at least temporarily, tend to press Treasury yields even lower.

In the United States, there is evidence that the economy is strengthening. The U.S. financial system is in better condition than the European system, and may be able to weather a big storm in the euro area. If the storm is severe, the Fed has a proven set of tools to cope with clogged credit markets and has room to further expand its balance sheet. Despite a lack of progress on the part of federal leaders to set the United States on a path to long-term deficit reduction, the Treasury Department has a window to continue to borrow at very low interest rates if the country needs to finance its way out of a banking crisis again. We do not, however, anticipate a repeat of the 2008 experience in the United States. We expect the pace of economic growth and inflation to remain modest to average as the country continues to move through the long recovery cycle that is typical after severe financial crises.

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Despite the potential for continued volatility in the municipal bond market as a result of the eurozone crisis, regulatory changes, and further belt tightening at federal, state, and local levels, we feel the municipal bond market continues to present attractive opportunities. With few exceptions, the municipal market has shown its resilience in the face of strong headwinds and severe stress. The need for tax-exempt income is likely to remain strong as long as the government shows an inclination toward higher taxes. The ratio of municipal bond yields to Treasury bond yields remains well over 100%, which means municipals continue to provide great relative value. With short-term rates nailed to the floor and the Fed trying to push long-term rates lower, we feel the income level currently offered by longer-term municipals is an enticing component of total return.

January 2012

1. Wall Street Journal Economic Forecasting Survey
2. Philadelphia Federal Reserve Bank Survey of Professional Forecasters
3. Bureau of Labor Statistics
4. Interest rate data from the Federal Reserve

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The Money Market Portfolio charges a monthly low balance account fee of $3 to those shareholders whose account balance is less than $2,000. If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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			EXPENSES PAID
	BEGINNING	ENDING	DURING PERIOD*
MONEY MARKET	ACCOUNT VALUE	ACCOUNT VALUE	7/1/11 -
CLASS O	7/1/11	12/31/11	12/31/11

Actual	$1,000.00	$1,000.05	$0.90

Hypothetical	$1,000.00	$1,024.30	$0.92
(5% return per
year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 0.18%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

			EXPENSES PAID
	BEGINNING	ENDING	DURING PERIOD*
TAX-FREE BOND	ACCOUNT VALUE	ACCOUNT VALUE	7/1/11 -
CLASS A	7/1/11	12/31/11	12/31/11

Actual	$1,000.00	$1,047.10	$4.69

Hypothetical	$1,000.00	$1,020.62	$4.63
(5% return per
year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 0.91%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Calvert Tax-Free Reserves:

We have audited the accompanying statements of net assets of the Calvert Tax-Free Reserves Money Market Portfolio and Tax-Free Bond Fund (collectively, the Portfolios), each a series of Calvert Tax-Free Reserves, as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirma-tion of securities owned as of December 31, 2011, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Tax-Free Reserves Money Market Portfolio and Tax-Free Bond Fund as of December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

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MONEY MARKET PORTFOLIO
STATEMENT OF NET ASSETS
DECEMBER 31, 2011

	PRINCIPAL
MUNICIPAL OBLIGATIONS - 98.5%	AMOUNT	VALUE
Alabama - 4.0%
Birmingham Alabama Industrial Development Board Revenue
VRDN, 0.21%, 5/1/29, LOC: Renasant Bank,
C/LOC: FHLB (r)	$470,000	$470,000
Columbia Alabama Industrial Development Board Pollution
Control Revenue VRDN, 0.08%, 6/1/22, GA:
Alabama Power Co. (r)	5,000,000	5,000,000
Tuscaloosa County Alabama IDA Gulf Opportunity Zone
Revenue VRDN:
0.17%, 3/1/27, LOC: JPMorgan Chase Bank (r)	6,100,000	6,100,000
0.12%, 4/1/28, LOC: Bank of Nova Scotia (r)	7,000,000	7,000,000
		18,570,000

Alaska - 2.5%
Alaska State Industrial Development & Export Authority
Revenue VRDN, 0.11%, 4/1/34, LOC: Union Bank (r)	11,625,000	11,625,000

Arizona - 3.9%
Arizona State Health Facilities Authority Revenue VRDN:
0.10%, 3/1/33, LOC: Bank of America (r)	4,200,000	4,200,000
0.26%, 12/1/37, LOC: Sovereign Bank (r)	4,825,000	4,825,000
Pinal County Arizona IDA and Solid Waste Disposal Revenue
VRDN, 0.20%, 8/1/22, LOC: Farm Credit Services,
C/LOC: CoBank (r)	3,700,000	3,700,000
Tucson Arizona IDA Revenue VRDN, 0.10%, 1/15/32,
CEI: Fannie Mae (r)	5,115,000	5,115,000
		17,840,000

California - 5.6%
California State Infrastructure & Economic Development
Bank Revenue VRDN, 0.09%, 4/1/42, LOC: Bank
of America (r)	2,060,000	2,060,000
California State Pollution Control Financing Authority
Revenue VRDN, 0.17%, 3/1/16, LOC:
Comerica Bank (r)	750,000	750,153
California Statewide Communities Development Authority
MFH Revenue VRDN, 0.11%, 10/15/34, CEI:
Fannie Mae (r)	4,720,000	4,720,000
California Statewide Communities Development Authority
Special Tax Revenue VRDN, 0.13%, 5/1/22, LOC:
Bank of the West, C/LOC: CALSTRs (r)	1,320,000	1,320,000

www.calvert.com CALVERT TAX-FREE RESERVES FUND ANNUAL REPORT 18

	PRINCIPAL
MUNICIPAL OBLIGATIONS - cont’D	AMOUNT	VALUE
California - Cont’d
Hayward California MFH Revenue VRDN, 0.18%, 5/1/38,
CEI: Freddie Mac (r)	$6,180,000	$6,180,000
San Jose California Financing Authority Lease Revenue
VRDN, 0.06%, 6/1/39, LOC: Union Bank (r)	5,000,000	5,000,000
Victorville California MFH Revenue VRDN, 0.56%,
12/1/15, LOC: Citibank (r)	5,840,000	5,840,000
		25,870,153

Colorado - 3.6%
Aurora Centretech Colorado Metropolitan District GO
VRDN, 0.14%, 12/1/28, LOC: U.S. Bank (r)	3,015,000	3,015,000
Colorado State HFA Revenue VRDN:
Hamptons Apts. Project, 0.10%, 10/15/16, CEI:
Fannie Mae (r)	3,800,000	3,800,000
Silver Apts. Project, 0.10%, 10/15/16, CEI: Fannie
Mae (r)	3,260,000	3,260,000
Englewood Colorado MFH Revenue VRDN, 0.09%, 12/1/26,
CEI: Freddie Mac (r)	1,900,000	1,900,000
Meridian Ranch Colorado Metropolitan District GO
VRDN, 0.14%, 12/1/38, LOC: US Bank (r)	1,125,000	1,125,000
Westminster Colorado Economic Development Authority
Revenue Tax Increment VRDN, 0.18%, 12/1/28,
LOC: U.S. Bank (r)	3,465,000	3,465,000
		16,565,000

Connecticut - 1.5%
Connecticut State Health & Educational Facility Authority
Revenue VRDN, 0.50%, 7/1/38, LOC: Sovereign
Bank, C/LOC: Banco Santander (r)	4,560,000	4,560,000
Connecticut State HFA Revenue VRDN, 0.07%, 7/1/32,
LOC: HSBC USA, Inc. (r)	2,155,000	2,155,000
		6,715,000

District Of Columbia - 3.3%
District of Columbia GO VRDN, 0.10%, 6/1/27,
LOC: TD Bank (r)	5,895,000	5,895,000
District of Columbia HFA MFH Revenue VRDN,
0.09%, 11/1/38, CEI: Freddie Mac (r)	3,040,000	3,040,000
District of Columbia Revenue VRDN:
0.28%, 9/1/23, LOC: Bank of America (r)	3,400,000	3,400,000
0.07%, 4/1/38, LOC: PNC Bank (r)	3,000,000	3,000,000
		15,335,000

www.calvert.com CALVERT TAX-FREE RESERVES FUND ANNUAL REPORT 19

	PRINCIPAL
MUNICIPAL OBLIGATIONS - cont’d	AMOUNT	VALUE
Florida - 0.4%
Collier County Florida Finance Authority MFH Revenue
VRDN, 0.11%, 7/15/34, CEI: Fannie Mae (r)	$1,100,000	$1,100,000
Palm Beach County Florida Revenue VRDN, 0.14%, 1/1/34,
LOC: TD Bank (r)	710,000	710,000
		1,810,000

Georgia - 0.7%
Columbus Georgia Downtown Development Authority Revenue
VRDN, 0.24%, 8/1/15, LOC: Columbus Bank & Trust,
C/LOC: FHLB (r)	1,910,000	1,910,000
Marietta Georgia Housing Authority MFH Revenue VRDN,
0.10%, 7/1/24, CEI: Freddie Mac (r)	1,400,000	1,400,000
		3,310,000

Hawaii - 0.1%
Hawaii State Department of Budget & Finance Revenue VRDN,
0.18%, 12/1/21, LOC: Union Bank (r)	258,000	258,000

Idaho- 2.2%
Idaho Tax Anticipation Notes, 2.00%, 6/29/12	10,000,000	10,085,302

Illinois - 6.1%
Illinois State Development Finance Authority Revenue VRDN:
0.11%, 6/1/19, LOC: Northern Trust Co. (r)	2,755,000	2,755,000
0.12%, 4/1/35, LOC: Northern Trust Co. (r)	5,000,000	5,000,000
Illinois State Finance Authority Revenue VRDN, Zero
Coupon, 2/15/33, LOC: Northern Trust Co. (r)	7,200,000	7,200,000
Illinois State Toll Highway Authority Revenue VRDN:
0.07%, 7/1/30, LOC: Northern Trust Co. (r)	100,000	100,000
0.09%, 7/1/30, LOC: Bank of Tokyo-Mitsubishi UFJ (r)	8,600,000	8,600,000
Springfield Illinois Community Improvement Revenue
VRDN, 0.12%, 9/1/17, LOC: BMO Harris Bank (r)	4,400,000	4,400,000
		28,055,000

Indiana - 3.8%
Goshen Indiana Economic Development Revenue VRDN,
0.10%, 10/1/42, LOC: JPMorgan Chase Bank (r)	8,120,000	8,120,000
Jasper County Indiana Industrial Economic Recovery Revenue
VRDN, 0.20%, 2/1/22, LOC: Farm Credit Services,
C/LOC: Rabobank (r)	5,275,000	5,275,000
Terre Haute Indiana International Airport Authority Revenue
VRDN, 0.17%, 2/1/21, LOC: Old National Bank,
C/LOC: Northern Trust Co. (r)	1,560,000	1,560,000

www.calvert.com CALVERT TAX-FREE RESERVES FUND ANNUAL REPORT 20

PRINCIPAL
MUNICIPAL OBLIGATIONS - cont’d	AMOUNT	VALUE
Indiana - Cont’d
Vigo County Indiana Industrial Economic Development Revenue
VRDN, 0.29%, 5/1/16, LOC: Wells Fargo Bank (r)	$2,400,000	$2,400,000
		17,355,000

Iowa- 1.8%
Hills City Iowa Health Facilities Revenue VRDN, 0.07%, 8/1/35,
LOC: U.S. Bank (r)	2,785,000	2,785,000
Iowa State Finance Authority Health Facilities Revenue VRDN,
0.11%, 6/1/27, LOC: JPMorgan Chase Bank (r)	2,000,000	2,000,000
Iowa State Finance Authority Revenue VRDN, 0.20%, 7/1/18,
LOC: Citizen Business Bank, C/LOC: Wells Fargo Bank (r)	3,650,000	3,650,000
		8,435,000

Kentucky - 0.5%
Winchester Kentucky Industrial Building Revenue VRDN,
0.32%, 10/1/18, LOC: Wells Fargo Bank (r)	2,400,000	2,400,000

Louisiana - 1.8%
Louisiana State HFA Revenue VRDN, 0.10%, 3/15/37,
CEI: Fannie Mae (r)	705,000	705,000
St. Tammany Parish Louisiana Development District Revenue
VRDN, 0.16%, 3/1/33, LOC: Whitney National Bank,
C/LOC: FHLB (r)	7,425,000	7,425,000
		8,130,000

Maryland - 3.8%
Maryland State Transportation Authority Revenue VRDN,
0.10%, 7/1/13, LOC: State Street Bank (r)	7,245,000	7,245,000
Montgomery County Maryland Housing Opportunities
Commission Revenue VRDN, 0.09%, 12/1/30,
CEI: Fannie Mae (r)	10,470,000	10,470,000
		17,715,000

Massachusetts - 1.8%
Massachusetts State Development Finance Agency Revenue VRDN:
0.07%, 6/1/23, LOC: RBS Citizens, C/LOC: FHLB (r)	4,400,000	4,400,000
0.08%, 9/1/35, LOC: TD Bank (r)	3,975,000	3,975,000
		8,375,000

Michigan - 3.7%
Chelsea Michigan Economic Development Corp. LO Revenue
VRDN, 0.11%, 10/1/36, LOC: Comerica Bank (r)	4,415,000	4,415,000
Michigan State Hospital Finance Authority Revenue VRDN,
0.10%, 3/1/30, LOC: Comerica Bank (r)	12,500,000	12,500,000
		16,915,000

www.calvert.com CALVERT TAX-FREE RESERVES FUND ANNUAL REPORT 21

	PRINCIPAL
MUNICIPAL OBLIGATIONS - cont’d	AMOUNT	VALUE
Minnesota - 0.7%
Richfield Minnesota MFH Revenue VRDN, 0.12%, 3/1/34,
CEI: Freddie Mac (r)	$1,500,000	$1,500,000
St. Louis Park Minnesota MFH Revenue VRDN, 0.12%,
8/1/34, CEI: Freddie Mac (r)	1,800,000	1,800,000
		3,300,000

Mississippi - 5.8%
Mississippi State Business Finance Corp. Revenue VRDN:
0.09%, 3/1/17, LOC: PNC Bank (r)	6,435,000	6,435,000
0.16%, 3/1/33, LOC: Whitney National Bank,
C/LOC: FHLB (r)	5,240,000	5,240,000
0.39%, 12/1/39, LOC: Midland State Bank, C/LOC:
FHLB (r)	4,420,000	4,420,000
Mississippi State Home Corp. MFH Revenue VRDN,
0.18%, 8/15/40, CEI: Fannie Mae (r)	4,060,000	4,060,000
Prentiss County Mississippi Revenue VRDN, 0.70%,
10/1/17, LOC: Nordea Bank AB (r)	6,750,000	6,750,000
		26,905,000

Missouri - 2.6%
Carthage Missouri IDA Revenue VRDN, 0.32%, 9/1/30,
LOC: Wells Fargo Bank (r)	2,000,000	2,000,000
Kansas City Missouri IDA & MFH Revenue VRDN,
0.12%, 9/15/32, CEI: Fannie Mae (r)	4,205,000	4,205,000
Missouri State Health & Educational Facilities Authority
Revenue VRDN, 0.08%, 12/1/35, LOC: Commerce Bank (r)	6,000,000	6,000,000
		12,205,000

New Hampshire - 1.8%
New Hampshire State Business Finance Authority Revenue
VRDN, 0.07%, 10/1/37, LOC: TD Bank (r)	5,890,000	5,890,000
New Hampshire State Health & Education Facilities
Authority Revenue VRDN, 0.12%, 10/1/23,
LOC: Bank of America (r)	2,530,000	2,530,000
		8,420,000

New Jersey - 2.6%
New Jersey State Economic Development Authority Revenue VRDN:
0.40%, 11/1/31, LOC: Valley National Bank (r)	2,000,000	2,000,000
0.40%, 11/1/40, LOC: Valley National Bank (r)	2,000,000	2,000,000
New Jersey State Health Care Facilities Financing Authority
Revenue VRDN, 0.09%, 7/1/33, LOC: Bank of America (r)	3,090,000	3,090,000

www.calvert.com CALVERT TAX-FREE RESERVES FUND ANNUAL REPORT 22

	PRINCIPAL
MUNICIPAL OBLIGATIONS - cont’d	AMOUNT	VALUE
New Jersey - Cont’d
New Jersey State Turnpike Authority Revenue VRDN,
0.05%, 1/1/24, LOC: Bank of Nova Scotia (r)	$4,800,000	$4,800,000
		11,890,000

New York - 9.6%
Albany New York IDA Revenue VRDN, 0.15%, 6/1/34,
LOC: M&T Trust Co. (r)	5,600,000	5,600,000
Monroe County New York IDA Revenue VRDN,
0.22%, 12/1/34, LOC: M&T Trust Co. (r)	1,340,000	1,340,000
New York State Dormitory Authority Revenue VRDN,
0.06%, 7/1/38, LOC: TD Bank (r)	4,200,000	4,200,000
New York State HFA Revenue VRDN:
0.09%, 5/15/34, CEI: Fannie Mae (r)	7,000,000	7,000,000
0.08%, 5/15/37, CEI: Fannie Mae (r)	10,400,000	10,400,000
Oswego County New York IDA Civic Facilities Revenue
VRDN, 0.14%, 1/1/24, LOC: M&T Trust Co. (r)	3,595,000	3,595,000
Westchester County New York IDA Revenue VRDN,
0.24%, 1/1/34, LOC: Sovereign Bank (r)	11,935,000	11,935,000
		44,070,000

Ohio- 1.9%
Allen County Ohio Hospital Facilities Revenue VRDN,
0.04%, 6/1/34, LOC: Bank of Nova Scotia (r)	3,500,000	3,500,000
Hamilton County Ohio Healthcare and Life Enriching
Community Revenue VRDN, 0.10%, 1/1/37, LOC:
PNC Bank (r)	5,235,000	5,235,000
		8,735,000

Oregon - 1.8%
Oregon State Tax Anticipation Notes, 2.00%, 6/29/12	8,000,000	8,069,647

Pennsylvania - 3.2%
Allegheny County Pennsylvania Hospital Development Authority
Revenue VRDN, 0.10%, 7/15/28, CEI: Fannie Mae (r)	1,385,000	1,385,000
Allegheny County Pennsylvania IDA Revenue VRDN,
0.09%, 6/1/38, LOC: PNC Bank (r)	2,720,000	2,720,000
Haverford Township Pennsylvania School District GO VRDN,
0.10%, 3/1/30, LOC: TD Bank (r)	2,000,000	2,000,000
Moon Pennsylvania IDA Revenue VRDN, 0.09%, 7/1/38,
LOC: Bank of Scotland (r)	8,520,000	8,520,000
		14,625,000

www.calvert.com CALVERT TAX-FREE RESERVES FUND ANNUAL REPORT 23

	PRINCIPAL
MUNICIPAL OBLIGATIONS - cont’d	AMOUNT	VALUE
Rhode Island - 3.4%
Rhode Island State & Providence Plantations GO Notes,
2.00%, 6/29/12, CF: Rhode Island	$3,800,000	$3,831,698
Rhode Island State Health & Educational Building Corp.
Revenue VRDN:
0.26%, 12/1/31, LOC: RBS Citizens (r)	2,030,000	2,030,000
0.26%, 4/1/35, LOC: RBS Citizens (r)	9,735,000	9,735,000
		15,596,698

South Carolina - 0.6%
South Carolina State Jobs-Economic Development Authority
Health Facilities Revenue VRDN, 0.08%, 4/1/27, LOC:
Wells Fargo Bank (r)	2,600,000	2,600,000

South Dakota - 0.1%
South Dakota State MFH Development Authority Revenue
VRDN, 0.10%, 1/1/44, CEI: Freddie Mac (r)	600,000	600,000

Tennessee - 1.2%
Loudon Tennessee Industrial Development Board Revenue
VRDN, 0.40%, 4/1/13, LOC: JPMorgan Chase Bank (r)	270,000	270,000
Sevier County Tennessee Public Building Authority Revenue
VRDN, 0.14%, 6/1/25, LOC: SmartBank, C/LOC:
FHLB (r)	5,030,000	5,030,000
		5,300,000

Utah- 0.6%
Utah State Housing Corp. MFH Revenue VRDN,
0.15%, 4/1/42, CEI: Freddie Mac (r)	2,900,000	2,900,000

Vermont - 1.1%
Vermont State Educational & Health Buildings Financing
Agency Revenue VRDN:
0.20%, 6/1/22, LOC: Chittenden Trust Co., C/LOC:
Wells Fargo Bank (r)	600,000	600,000
0.05%, 10/1/28, LOC: TD Bank (r)	905,000	905,000
0.10%, 1/1/33, LOC: TD Bank (r)	3,455,000	3,455,000
		4,960,000

Virginia - 3.6%
Alexandria Virginia IDA Revenue VRDN, 0.10%, 10/1/30,
LOC: Branch Bank & Trust (r)	14,785,000	14,785,000
Chesapeake Virginia Hospital Authority Revenue VRDN,
0.08%, 7/1/31, LOC: SunTrust Bank, C/LOC:
FHLB (r)	2,000,000	2,000,000
		16,785,000

www.calvert.com CALVERT TAX-FREE RESERVES FUND ANNUAL REPORT 24

	PRINCIPAL
MUNICIPAL OBLIGATIONS - cont’d	AMOUNT	VALUE
Wisconsin - 4.0%
Grafton Wisconsin IDA Revenue VRDN, 1.50%, 12/1/17,
LOC: U.S. Bank (r)	$1,155,000	$1,155,000
Wisconsin State Health & Educational Facilities Authority
Revenue VRDN:
0.19%, 11/1/23, LOC: U.S. Bank (r)	5,200,000	5,200,000
0.11%, 12/1/32, LOC: JPMorgan Chase Bank (r)	4,470,000	4,470,000
0.06%, 4/1/35, LOC: U.S. Bank (r)	7,400,000	7,400,000
		18,225,000

Wyoming - 2.8%
Gillette Wyoming Pollution Control Revenue VRDN,
0.08%, 1/1/18, LOC: Barclays Bank (r)	13,100,000	13,100,000

Total Municipal Obligations (Cost $453,649,800)		453,649,800

TOTAL INVESTMENTS (Cost $453,649,800) - 98.5%		453,649,800
Other assets and liabilities, net - 1.5%		6,994,482
net assets - 100%		$460,644,282

www.calvert.com CALVERT TAX-FREE RESERVES FUND ANNUAL REPORT 25

NET ASSETS CONSIST OF:
Paid-in capital applicable to 460,775,522 Class O shares of beneficial
interest, unlimited number of no par value shares authorized	$460,666,835
Undistributed net investment income	8,675
Accumulated net realized gain (loss) on investments	(31,228)

NET ASSETS	$460,644,282

NET ASSET VALUE PER SHARE	$1.00

See notes to statements of net assets and notes to financial statements.

www.calvert.com CALVERT TAX-FREE RESERVES FUND ANNUAL REPORT 26

TAX-FREE BOND FUND
STATEMENT OF NET ASSETS
DECEMBER 31, 2011

	PRINCIPAL
MUNCIPAL OBLIGATIONS - 98.9%	AMOUNT	VALUE
Alabama - 1.2%
Montgomery Alabama GO Bonds, 5.00%, 2/1/25	$2,000,000	$2,303,400

California - 3.0%
California State Educational Facilities Authority Revenue Bonds,
5.00%, 3/15/26	2,000,000	2,520,840
Hawaiian Gardens California Public Finance Authority
Tax Allocation Bonds:
5.25%, 12/1/22	1,475,000	1,501,830
5.25%, 12/1/23	1,000,000	1,012,900
Long Beach California Unified School District GO Bonds,
Zero Coupon, 8/1/25	1,000,000	490,530
		5,526,100

Colorado - 2.7%
Colorado State Health Facilities Authority Revenue Bonds,
5.00%, 7/1/39	2,000,000	2,046,460
Colorado State HFA Revenue VRDN:
Hamptons Apts. Project, 0.10%, 10/15/16 (r)	600,000	600,000
Silver Apts. Project, 0.10%, 10/15/16 (r)	2,400,000	2,400,000
		5,046,460

Connecticut - 2.0%
Connecticut State Health & Educational Facility Authority
Revenue Bonds:
5.00%, 7/1/35	1,015,000	1,095,855
4.85%, 7/1/37	1,360,000	1,446,972
5.05%, 7/1/42	1,000,000	1,103,540
		3,646,367

District Of Columbia - 1.9%
Metropolitan Washington DC Airport Authority System
Revenue Bonds, 5.00%, 10/1/25	3,250,000	3,456,537

Florida - 7.4%
Highlands County Florida Health Facilities Authority
Revenue Bonds:
5.125%, 11/15/32 (r)	2,060,000	2,100,335
5.625%, 11/15/37 (r)	1,080,000	1,145,783
Miami-Dade County Florida Aviation Revenue Bonds, 5.00%,
10/1/41	2,500,000	2,561,675
Miami-Dade County Florida GO Bonds, 7.75%, 10/1/18	2,000,000	2,778,200

www.calvert.com CALVERT TAX-FREE RESERVES FUND ANNUAL REPORT 27

	PRINCIPAL
MUNCIPAL OBLIGATIONS - cont’d	AMOUNT	VALUE
Florida - Cont’d
Miami-Dade County Florida IDA Revenue Bonds,
8.00%, 6/1/22	$775,000	$754,447
Miami-Dade County Florida Professional Sports
Franchise Facilities Tax Revenue Bonds, 5.25%,
10/1/30 (escrowed to maturity)	2,675,000	3,277,062
Miami-Dade County Florida School Board COPs,
5.00%, 8/1/20	1,000,000	1,032,100
		13,649,602

Georgia - 2.3%
Columbus Georgia Downtown IDA Revenue Bonds,
5.61%, 7/1/29 (j)(r)*	3,900,000	1,286,961
Georgia State GO Bonds:
5.00%, 1/1/27	1,150,000	1,333,644
4.50%, 1/1/29	1,500,000	1,622,445
		4,243,050

Hawaii - 1.8%
Honolulu City and County Hawaii GO Bonds:
Series A, 5.00%, 7/1/26	1,000,000	1,097,090
Series B, 5.00%, 12/1/34	2,000,000	2,184,820
		3,281,910

Illinois - 1.7%
Du Page Cook & Will Counties Community College
GO Bonds, 5.25%, 6/1/25	1,000,000	1,207,860
Illinois State Metropolitan Pier and Exposition Authority
Dedicated State Tax Revenue Bonds, 5.75%, 6/15/41	500,000	506,880
Lake County Illinois Community High School District GO
Bonds, 7.375%, 2/1/20	1,000,000	1,393,190
		3,107,930

Iowa- 0.6%
Iowa State SO Revenue Bonds, 5.00%, 6/15/27	1,000,000	1,151,650

Kansas - 1.2%
Kansas Development Finance Authority Hospital Revenue Bonds:
5.50%, 11/15/29	1,000,000	1,107,550
5.75%, 11/15/38	1,000,000	1,093,850
		2,201,400

www.calvert.com CALVERT TAX-FREE RESERVES FUND ANNUAL REPORT 28

	PRINCIPAL
MUNCIPAL OBLIGATIONS - cont’d	AMOUNT	VALUE
Louisiana - 0.8%
Louisiana State Public Facilities Authority Revenue Bonds,
5.25%, 11/1/17	$1,340,000	$1,523,392

Maryland - 0.3%
Cecil County Maryland Health Department COPs:
Series A, 3.907%, 7/1/14 (r)	157,000	149,444
Series B, 3.907%, 7/1/14 (r)	427,000	406,449
Maryland State Economic Development Corp. Revenue Bonds:
Series B, 6.00%, 7/1/48 (k)*	245,000	65,410
Series C, Zero Coupon, 7/1/48 (k)	337,865	3
		621,306

Massachusetts - 2.4%
Boston Massachusetts Water & Sewer Commission Revenue
Bonds, 5.00%, 11/1/30	1,000,000	1,128,280
Massachusetts State Health & Educational Facilities
Authority Revenue Bonds, 5.00%, 7/15/36	3,040,000	3,322,933
		4,451,213

Michigan - 0.6%
Ann Arbor Michigan School District GO Bonds, 4.75%, 5/1/29	1,000,000	1,025,270

New Jersey - 4.0%
Essex County New Jersey Improvement Authority Revenue
Bonds, 5.25%, 12/15/21	3,280,000	3,998,648
New Jersey State Transportation Trust Fund Authority
Revenue Bonds, 5.25%, 12/15/23	1,830,000	2,197,482
Ocean County New Jersey Utilities Authority Wastewater
Revenue Bonds, 5.25%, 1/1/26	1,000,000	1,253,100
		7,449,230

New Mexico - 2.9%
Albuquerque Bernalillo County Water Utility Authority
Revenue Bonds, 5.00%, 7/1/26	1,015,000	1,150,787
New Mexico State Hospital Equipment Loan Council
Revenue Bonds, 5.125%, 8/1/35	4,010,000	4,187,763
		5,338,550

New York - 2.5%
New York State Dormitory Authority Revenue Bonds:
5.00%, 8/15/29	1,000,000	1,137,760
5.00%, 3/15/37	1,430,000	1,508,936
New York State HFA Revenue VRDN:
0.09%, 5/15/34 (r)	900,000	900,000
0.08%, 5/15/37 (r)	100,000	100,000

www.calvert.com CALVERT TAX-FREE RESERVES FUND ANNUAL REPORT 29

	PRINCIPAL
MUNCIPAL OBLIGATIONS - cont’d	AMOUNT	VALUE
New York - Cont’d
New York State Local Government Assistance Corp.
Revenue Bonds, 6.00%, 4/1/14	$960,000	$1,023,802
		4,670,498

North Carolina - 3.9%
Columbus County North Carolina Industrial Facilities & Pollution
Control Financing Authority Revenue Bonds,
5.70%, 5/1/34	1,000,000	1,029,650
North Carolina State Medical Care Commission
Revenue Bonds, 5.00%, 6/1/42	3,700,000	3,815,477
Wake County North Carolina GO Bonds:
5.00%, 3/1/23	1,625,000	1,944,865
5.00%, 3/1/23 (prerefunded 3/01/19 @ 100)	375,000	475,496
		7,265,488

North Dakota - 1.4%
Three Affiliated Tribes of the Fort Berthold Reservation Revenue
Bonds, 5.566%, 11/1/19 (r)	2,805,000	2,517,403

Ohio- 3.3%
Cincinnati Ohio City School District GO Bonds, 5.25%,
12/1/30	1,000,000	1,197,370
Montgomery County Ohio Revenue Bonds, 5.00%, 5/1/39	2,500,000	2,549,025
Ohio State University GR Revenue Bonds, 5.00%, 12/1/29	2,000,000	2,382,020
		6,128,415

Oregon - 1.3%
Oregon State GO Bonds, 5.00%, 8/1/25	1,985,000	2,349,109

Pennsylvania - 1.4%
Mount Lebanon Pennsylvania School District GO Bonds,
5.00%, 2/15/27	2,000,000	2,253,460
South Wayne County Pennsylvania Water and Sewer
Authority Revenue Bonds, 5.95%, 10/15/12
(escrowed to maturity)	285,000	297,831
		2,551,291

Puerto Rico - 2.8%
Puerto Rico Commonwealth GO Bonds, 6.50%, 7/1/14	1,000,000	1,103,540
Puerto Rico Commonwealth Highway & Transportation
Authority Revenue Bonds, 5.00%, 7/1/40 (prerefunded
7/01/15	500,000	575,390
Puerto Rico Highway & Transportation Authority Revenue
Bonds, 5.50%, 7/1/29	2,000,000	2,253,480

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	PRINCIPAL
MUNCIPAL OBLIGATIONS - cont’d	AMOUNT	VALUE
Puerto Rico - Cont’d
Puerto Rico Public Finance Corp. Revenue Bonds,
5.50%, 8/1/27 (escrowed to maturity)	$1,000,000	$1,315,270
		5,247,680

Rhode Island - 0.2%
Rhode Island Port Authority and Economic Development
Corp. Airport Revenue Bonds, 7.00%, 7/1/14	275,000	290,397

South Carolina - 4.2%
Charleston South Carolina Waterworks and Sewer System
Revenue Bonds, 5.00%, 1/1/41	1,000,000	1,110,900
Columbia South Carolina Waterworks and Sewer System
Revenue Bonds:
5.00%, 2/1/28	3,000,000	3,246,180
5.00%, 2/1/30	1,000,000	1,141,860
South Carolina State Public Service Authority Revenue Bonds,
4.75%, 1/1/23	2,000,000	2,188,000
		7,686,940

Tennessee - 2.3%
Memphis Tennesee GO Bonds:
5.00%, 7/1/23	1,000,000	1,201,030
5.00%, 4/1/25 (prerefunded 4/01/19 @ 100)	2,000,000	2,512,300
Tennessee State GO Bonds, 5.00%, 10/1/31	500,000	575,315
		4,288,645

Texas- 16.8%
Allen Texas Independent School District GO Bonds,
5.00%, 2/15/41	1,000,000	1,093,370
Bexar County Texas GO Bonds, 5.00%, 6/15/35	3,000,000	3,355,740
Dallas Texas Area Rapid Transit Revenue Bonds,
5.00%, 12/1/28	1,475,000	1,639,551
Harris County Texas Flood Control District Revenue
Bonds, 5.00%, 10/1/27	3,450,000	3,974,676
Hidalgo County Texas Drain District No 1 Bonds,
5.00%, 9/1/25	3,010,000	3,373,819
Houston Texas Water and Sewer System Revenue Bonds,
5.50%, 12/1/29 (escrowed to maturity)	2,505,000	3,298,183
Longview Texas Independent School District GO Bonds,
Zero Coupon, 2/15/18	500,000	446,775
Manor Texas Independent School District GO Bonds,
4.50%, 8/1/24	1,000,000	1,059,250
Mission Economic Development Corp. Revenue
Bonds, 6.00%, 8/1/20 (mandatory put, 8/1/13 @ 100) (r)	2,000,000	2,130,480

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	PRINCIPAL
MUNCIPAL OBLIGATIONS - cont’D	AMOUNT	VALUE
Texas - Cont’d
North East Texas Independent School District GO Bonds:
5.25%, 2/1/26	$1,000,000	$1,260,860
5.25%, 2/1/35	3,345,000	4,187,104
Port of Houston Texas Tax Authority GO Bonds,
5.00%, 10/1/35	1,830,000	2,026,597
Texas State GO Bonds, 5.00%, 4/1/22	1,000,000	1,140,820
Texas Transportation Commission Revenue Bonds,
4.375%, 4/1/25	2,000,000	2,119,040
		31,106,265

Vermont - 8.7%
Burlington Vermont Electric System Revenue Bonds,
5.375%, 7/1/12	1,405,000	1,439,858
Rutland County Vermont Solid Waste District Revenue
Bonds, 6.85%, 11/1/12	100,000	104,222
University of Vermont and State Agriculture College
Revenue Bonds, 5.00%, 10/1/23	1,000,000	1,076,780
Vermont State Educational & Health Buildings Financing
Agency Revenue Bonds:
5.00%, 12/1/12	1,000,000	1,027,080
5.00%, 10/1/23	935,000	935,664
5.00%, 11/1/32	1,810,000	1,857,748
5.00%, 10/31/46	1,000,000	1,040,670
Vermont State GO Bonds:
5.00%, 8/15/20	1,000,000	1,245,000
4.25%, 3/1/26	905,000	984,151
4.50%, 7/15/26	1,000,000	1,084,020
4.50%, 3/1/28	1,150,000	1,253,523
Vermont State HFA Revenue Bonds, 5.35%, 5/1/36	80,000	83,260
Vermont State HFA Single Family Revenue Bonds:
4.00%, 11/1/12 (r)	420,000	426,980
5.25%, 11/1/20	130,000	130,135
5.55%, 11/1/21	340,000	340,384
4.90%, 11/1/22	555,000	557,209
Vermont State Municipal Bond Bank Revenue Bonds,
5.00%, 12/1/17	1,000,000	1,111,040
Vermont State Public Power Supply Authority Revenue
Bonds, 5.25%, 7/1/13	1,200,000	1,276,068
		15,973,792

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	PRINCIPAL
MUNCIPAL OBLIGATIONS - cont’d	AMOUNT	VALUE
Virgin Islands - 1.2%
Virgin Islands Public Finance Authority Revenue Bonds:
5.25%, 10/1/15	$1,000,000	$1,097,320
6.375%, 10/1/19	915,000	917,214
4.25%, 10/1/29	200,000	188,772
		2,203,306

Virginia - 2.2%
Commonwealth of Virginia GO Bonds, 4.00%, 6/1/33	2,000,000	2,061,760
Loudoun County Virginia Sanitation Authority Revenue
Bonds, 5.00%, 1/1/27	1,725,000	1,994,065
		4,055,825

Washington - 5.5%
King County Washington Sewer Revenue Bonds,
5.00%, 1/1/50	3,000,000	3,196,620
Washington State GO Bonds:
5.00%, 2/1/23	1,000,000	1,203,420
5.00%, 1/1/28	3,090,000	3,409,321
Washington State Health Care Facilities Authority Revenue
Bonds, 4.875%, 10/1/30	2,310,000	2,411,917
		10,221,278

West Virginia - 1.3%
West Virginia State Economic Development Authority
Commonwealth Development Revenue Bonds,
6.68%, 4/1/25 (g)(r)*	24,320,000	2,310,157

Wisconsin - 1.5%
Wisconsin Health & Educational Facilities Authority Revenue
Bonds, 5.00%, 11/15/30	2,600,000	2,754,206

Other- 1.6%
Capital Trust Agency, Inc. Housing Revenue Bonds,
5.95%, 1/15/39 (c)*	14,452,566	2,889,502

Total Municipal Obligations (Cost $207,028,954)		182,533,564

TOTAL INVESTMENTS (Cost $207,028,954) - 98.9%		182,533,564
Other assets and liabilities, net - 1.1%		2,123,360
net assets - 100%		$184,656,924

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NET ASSETS CONSIST OF:
Paid-in capital applicable to 11,646,321 Class A shares of
beneficial interest, unlimited number of no par shares authorized	$233,774,087
Undistributed net investment income (loss)	(1,136,322)
Accumulated net realized gain (loss) on investments	(23,485,451)
Net unrealized appreciation (depreciation) on investments	(24,495,390)

NET ASSETS	$184,656,924

NET ASSET VALUE PER SHARE	$15.86

See notes to statements of net assets and notes to financial statements.

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NOTES TO STATEMENTS OF NET ASSETS

(c) Capital Trust Agency Housing Revenue Bonds in Tax-Free Bond are no longer accruing interest. This security was issued in July 2008 in exchange for the Series 2005 Capital Trust Agency Housing Revenue Bonds previously held by the Fund.

(g) West Virginia State Economic Development Authority Commonwealth Development Revenue Bonds (Stonewall Jackson project) in Tax-Free Bond are currently in default for interest. Effective October 2006, this security is no longer accruing interest.

(j) Columbus Georgia Downtown IDA Revenue Bonds (Ralston project) in Tax-Free Bond are currently in default for interest. Effective November 2006, this security is no longer accruing interest.

(k) Maryland State Economic Development Corp. Revenue Bonds Series B and C in Tax-Free Bond were issued in exchange for 500,000 par Maryland State Economic Development Corp. Revenue Bonds due October 1, 2019 that were previously held by the Fund. Series B is not accruing interest.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

* Non-income producing security.

Abbreviations:

COPs: Certificates of Participation
FHLB: Federal Home Loan Bank
GO: General Obligation
GR: General Receipt
HFA: Housing Finance Authority
IDA: Industrial Development Authority
LO: Limited Obligation
MFH: Multi-Family Housing
SO: Special Obligation
VRDN: Variable Rate Demand Notes

Explanation of Guarantees:

C/LOC: Confirming Letter of Credit
CEI: Credit Enhancement Instrument
CF: Credit Facility
GA: Guaranty Agreement
LOC: Letter of Credit

See notes to financial statements.

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STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2011

	Money Market	Tax-Free
Net Investment Income	PortfolIo	Bond Fund
Investment Income:
Interest income	$1,176,448	$7,854,948

Expenses:
Investment advisory fee	1,228,137	1,124,303
Transfer agency fees and expenses	554,156	180,446
Distribution Plan expenses:
Class A	—	168,645
Trustees’ fees and expenses	29,791	11,355
Administrative fees:
Class O	1,280,640	—
Class A	—	80,000
Accounting Fees	70,620	29,631
Custodian fees	129,407	25,654
Registration fees	25,253	19,819
Reports to shareholders	78,131	32,954
Professional fees	30,063	29,910
Miscellaneous	114,961	10,983
Total expenses	3,541,159	1,713,700
Reimbursement from Advisor:
Class O	(2,368,477)	—
Fees paid indirectly	(29,869)	(236)
Net expenses	1,142,813	1,713,464

Net Investment Income	33,635	6,141,484

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	5,620	944,787
Futures	—	(1,565,305)
	5,620	(620,518)

Change in unrealized appreciation (depreciation) on:
Investments	—	9,774,550
Futures	—	(249,925)
	—	9,524,625

Net Realized and Unrealized Gain (Loss)	5,620	8,904,107

Net Increase (Decrease) In Net Assets Resulting
from Operations	$39,255	$15,045,591

See notes to financial statements.

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MONEY MARKET PORTFOLIO STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	December 31,	December 31,
Increase (Decrease) In net assets	2011	2010
Operations:
Net investment income	$33,635	$77,054
Net realized gain (loss)	5,620	—

Increase (Decrease) In net assets
Resulting from Operations	39,255	77,054

Distributions to shareholders from:
Net investment income:
Class O shares	(49,184)	(55,343)
Total distributions	(49,184)	(55,343)

Capital share transactions:
Shares sold:
Class O shares	249,304,638	272,382,860
Reinvestment of distributions:
Class O shares	46,074	55,802
Shares redeemed:
Class O shares	(320,160,541)	(372,440,354)
Total capital share transactions	(70,809,829)	(100,001,692)

Total Increase (Decrease) In net assets	(70,819,758)	(99,979,981)

Net Assets
Beginning of year	531,464,040	631,444,021
End of year (including undistributed net
investment income of $8,675
and $24,224, respectively)	$460,644,282	$531,464,040

See notes to financial statements.

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	Year ended	Year ended
	December 31,	December 31,
CAPITAL SHARE ACTIVITY	2011	2010
Shares sold:
Class O shares	249,304,638	272,382,860
Reinvestment of distributions:
Class O shares	46,074	55,802
Shares redeemed:
Class O shares	(320,160,541)	(372,440,354)
Total capital share activity	(70,809,829)	(100,001,692)

See notes to financial statements.

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TAX-FREE BOND FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	December 31,	December 31,
Increase (Decrease) In net assets	2011	2010
Operations:
Net investment income	$6,141,484	$6,806,397
Net realized gain (loss) on investments	(620,518)	(6,983,531)
Change in unrealized appreciation (depreciation)	9,524,625	431,989

Increase (Decrease) In net assets
Resulting from Operations	15,045,591	254,855

Distributions to shareholders from:
Net investment income	(6,124,971)	(7,038,680)
Net realized gain	—	(246,126)
Total distributions	(6,124,971)	(7,284,806)

Capital share transactions:
Shares sold	8,042,140	14,928,190
Reinvestment of distributions	4,878,192	5,795,294
Redemption fees	379	626
Shares redeemed	(39,277,426)	(45,609,861)
Total capital share transactions	(26,356,715)	(24,885,751)

Total Increase (Decrease) In net assets	(17,436,095)	(31,915,702)

Net Assets
Beginning of year	202,093,019	234,008,721
End of year (including distributions in excess
of net investment income of $1,136,322
and $1,151,124, respectively)	$184,656,924	$202,093,019

Capital Share Activity
Shares sold	524,740	949,327
Reinvestment of distributions	318,995	370,234
Shares redeemed	(2,585,476)	(2,913,999)
Total capital share activity	(1,741,741)	(1,594,438)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert Tax-Free Reserves (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is comprised of two separate portfolios: Money Market and Tax-Free Bond. Money Market is registered as a diversified portfolio and Tax-Free Bond as a non-diversified portfolio. The operations of each Portfolio are accounted for separately. Each Portfolio offers shares of beneficial interest. Money Market Class O shares are sold without a sales charge. Class A shares of Tax-Free Bond are sold with a maximum front-end sales charge of 3.75%.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At December 31, 2011, no securities were fair valued in good faith under the direction of the Board of Trustees.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with Rule 2a-7 under the Investment Company Act of 1940. Generally, if the credit quality is sufficient, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Fund’s investments by major category are as follows.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For municipal securities, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy. All securities for Money Market are valued at amortized cost which approximates market in accordance with Rule 2a-7 of the Investment Company Act of 1940.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2011:

MONEY MARKET		VALUATION INPUTS
Investments In securItIes*	level 1	level 2	level 3	total
Municipal obligations	—	$453,649,800	—	$453,649,800
TOTAL	—	$453,649,800	—	$453,649,800

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TAX-FREE BOND		VALUATION INPUTS
Investments In Securities*	level 1	level 2	level 3	total
Municipal obligations	—	$182,533,564	—	$182,533,564
TOTAL	—	$182,533,564	—	$182,533,564

*For a complete listing of investments, please refer to the Statement of Net Assets.

Futures Contracts: Tax-Free Bond may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to hedge against changes in the value of interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the period, the Fund used U.S. Treasury futures contracts to hedge against interest rate changes and to manage overall duration of the Fund.

During the year, Tax-Free Bond invested in 30-year U.S. Treasury Bond Futures. The volume of activity has varied throughout the year with a weighted average of 12 contracts and $374,748 weighted average notional value.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may

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be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See Notes to Statements of Net Assets on page 35.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly for Money Market; dividends from net investment income are declared and paid monthly for Tax-Free Bond. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has arrangements with its custodian banks whereby the custodians’ fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the banks. These credits are used to reduce the Fund’s expenses. Such deposit arrangements may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

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Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the Internal Revenue Service will agree with this opinion. In the event the Internal Revenue Service determines the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

New Accounting Pronouncements: In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 requires disclosure of the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers. For Level 3 fair value measurements, ASU No. 2011-04 requires disclosure of quantitative information about the significant unobservable inputs used. In addition, for Level 3 fair value measurements, ASU No. 2011-04 requires a description of the valuation processes used by the reporting entity and requires a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs to a different amount might result in a significantly higher or lower fair value measurement. ASU No. 2011-04 is effective for financial statements issued for fiscal years and interim periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

Redemption Fee: Tax-Free Bond charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Portfolio. The redemption fee is paid to the Fund and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

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NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) (formerly known as Calvert Asset Management Company, Inc.) is wholly-owned by Calvert Investments, Inc. (“Calvert”) (formerly known as Calvert Group, Ltd.), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, based on the following annual rates of average daily net assets:

	First	Next	Over
	$500 million	$500 million	$1 billion
Money Market	.25%	.20%	.15%
Tax-Free Bond	.60%	.50%	.40%

Under the terms of the agreement, $98,737 and $93,657 was payable at year end for Money Market and Tax-Free Bond, respectively. In addition, $159,022 was receivable at year end from the Advisor for reimbursement of operating expenses and $20,217 was payable at year end for operating expenses paid by the Advisor during December 2011, for Money Market and Tax-Free Bond, respectively.

The Advisor voluntarily reimbursed Money Market Class O shares for expenses of $2,368,477 to maintain a positive yield during the year ended December 31, 2011.

Calvert Investment Administrative Services, Inc. (“CIAS”) (formerly known as Calvert Administrative Services Company), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee. Class O of Money Market pays an annual fee, payable monthly, of .26% based on the Portfolio’s average daily net assets. Tax-Free Bond pays monthly an annual fee of $80,000. Under the terms of the agreement, $102,687 and $6,667 was payable at year end for Money Market and Tax-Free Bond, respectively.

Calvert Investment Distributors, Inc. (“CID”) (formerly known as Calvert Distributors, Inc.), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. The Distribution Plan adopted by Class A of Tax-Free Bond allows the Portfolio to pay CID for expenses and services associated with distribution of shares. The expenses paid may not exceed an annual rate of average daily net assets of .35% on Tax-Free Bond. The amount actually paid by Tax-Free Bond, is an annualized fee, payable monthly of .09% of the Portfolio’s average daily net assets of Class A. Under the terms of the agreement, $14,049 was payable at year end Tax-Free Bond.

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CID received $33,255 as its portion of commissions charged on sales of Tax-Free Bond during the year ended December 31, 2011.

Calvert Investment Services, Inc. (“CIS”) (formerly known as Calvert Shareholder Services, Inc.), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received fees of $297,972 and $35,813 for the year ended December 31, 2011 for Money Market and Tax-Free Bond, respectively. Under the terms of the agreement, $23,506 and $2,891 was payable at year end for Money Market and Tax-Free Bond, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each Board and Committee meeting attended. The Board Chair and Committee Chairs receive an additional $5,000 annual retainer. Trustee’s fees are allocated to each of the funds served.

NOTE C — INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were:

TAX-FREE BOND
Purchases	$18,071,657
Sales	46,884,105

The Portfolios may purchase securities from or sell to other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2011, such purchase and sales transactions were:

	Money Market	Tax-Free Bond
Purchases	$277,865,000	$46,195,000
Sales	228,505,000	43,950,000

Capital Loss Carryforwards

PRE-ENACTMENT
Expiration Date	Money Market	Tax-Free Bond
31-Dec-12	—	($2,278,445)
31-Dec-13	—	(616,112)
31-Dec-14	—	(8,160,996)
31-Dec-15	—	(4,279,054)
31-Dec-16	($31,228)	(565,078)
31-Dec-18	—	(6,629,505)

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POST-ENACTMENT
Tax-Free Bond
Short-term	($687,536)
Long-term	(267,694)

Capital losses may be utilized to offset future capital gains until expiration. Tax-Free Bond’s use of net capital loss carryforwards may be limited under certain tax provisions. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of dividends and distributions paid during the years ended December 31, 2011 and December 31, 2010 was as follows:

MONEY MARKET	2011	2010
Distributions from:
Tax-exempt income	$49,184	$55,343
Total	$49,184	$55,343

TAX-FREE BOND	2011	2010
Distributions from:
Tax-exempt income	$6,113,914	$7,038,680
Ordinary income	11,057	–––
Long-term capital gain	–––	246,126
Total	$6,124,971	$7,284,806

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As of December 31, 2011, the tax basis components of distributable earnings/ (accumulated losses) and the federal tax cost were as follows:

	Money Market	Tax-Free Bond
Unrealized appreciation	—	$11,542,763
Unrealized (depreciation)	—	(35,990,911)
Net unrealized appreciation/(depreciation)	—	($24,448,148)
Undistributed tax-exempt income	$8,675	$25,658
Capital loss carryforward	($31,228)	($23,484,420)

Federal income tax cost of investments	$453,649,800	$206,981,712

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statements of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. For Tax-Free Bond, these differences are due to market discounts, wash sales, interest defaults, and capital loss carryovers subject to limitations under Internal Revenue Code Section 382.

Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. For Tax-Free Bond, the primary permanent differences causing such reclassifications are market discounts and expired capital losses.

Tax-Free Bond
Undistributed net investment income	($1,711)
Accumulated net realized gain (loss)	1,409,315
Paid-in capital	(1,407,604)

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NOTE D — LINE OF CREDIT

A financing agreement is in place with all Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolios had no loans outstanding pursuant to this line of credit at December 31, 2011. For the year ended December 31, 2011, borrowings by the Portfolios under the agreement were as follows:

		WEIGHTED		MONTH OF
	AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
	DAILY	INTEREST	AMOUNT	AMOUNT
PortfolIo	BALANCE	RATE	BORROWED	BORROWED
Money Market	$ 4,733	1.45%	$ 534,433	August 2011
Tax-Free Bond	14,464	1.47%	1,263,706	January 2011

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2011, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)

For the year ended December 31, 2011, Money Market and Tax-Free Bond consider $49,184 and $6,113,914, respectively, of the dividends paid during the year as exempt interest dividends in accordance with Section 852(b)(5) of the Internal Revenue Code.

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MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS

		Years ended
	December 31,	December 31,	December 31,
Class O Shares	2011	2010	2009
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	.0001	.0001	.001
Distributions from:
Net investment income	(.0001)	(.0001)	(.001)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	.01%	.01%	.07%
Ratios to average net assets: A
Net investment income	.01%	.01%	.08%
Total expenses	.72%	.70%	.73%
Expenses before offsets	.24%	.36%	.64%
Net expenses	.23%	.35%	.63%
Net assets, ending (in thousands)	$460,644	$531,464	$631,444

		Years ended
		December 31,	December 31
Class O Shares		2008	2007
Net asset value, beginning		$1.00	$1.00
Income from investment operations:
Net investment income		.018	.030
Distributions from:
Net investment income		(.018)	(.030)
Net asset value, ending		$1.00	$1.00

Total return*		1.83%	3.06%
Ratios to average net assets: A
Net investment income		1.82%	3.00%
Total expenses		.68%	.68%
Expenses before offsets		.68%	.68%
Net expenses		.67%	.66%
Net assets, ending (in thousands)		$760,722	$901,876

See notes to financial highlights.

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TAX-FREE BOND FUND FINANCIAL HIGHLIGHTS
		Years ended
	December 31,	December 31,	December 31,
Class A Shares	2011	2010	2009
Net asset value, beginning	$15.10	$15.62	$14.80
Income from investment operations:
Net investment income	.49	.47	.54
Net realized and unrealized gain (loss).	.77	(.48)	.85
Total from investment operations	1.26	(.01)	1.39
Distributions from:
Net investment income	(.50)	(.49)	(.54)
Net realized gain	—	(.02)	(.03)
Total distributions	(.50)	(.51)	(.57)
Total increase (decrease) in net asset value	.76	(.52)	.82
Net asset value, ending	$15.86	$15.10	$15.62

Total return*	8.54%	(.13%)	9.50%
Ratios to average net assets: A
Net investment income	3.28%	3.02%	3.11%
Total expenses	.91%	.90%	.92%
Expenses before offsets	.91%	.90%	.92%
Net expenses	.91%	.90%	.92%
Portfolio turnover	10%	37%	101%
Net assets, ending (in thousands)	$184,657	$202,093	$234,009

		Years ended
		December 31,	December 31,
Class A Shares		2008	2007
Net asset value, beginning		$16.24	$16.57
Income from investment operations:
Net investment income		.62	.62
Net realized and unrealized gain (loss)		(1.44)	(.33)
Total from investment operations		(.82)	.29
Distributions from:
Net investment income		(.62)	(.62)
Net realized gain		—	—
Total distributions		(.62)	(.62)
Total increase (decrease) in net asset value		(1.44)	(.33)
Net asset value, ending		$14.80	$16.24

Total return*		(5.18%)	1.80%
Ratios to average net assets: A
Net investment income		3.93%	3.79%
Total expenses		.93%	.91%
Expenses before offsets		.93%	.91%
Net expenses		.92%	.90%
Portfolio turnover		48%	47%
Net assets, ending (in thousands)		$49,369	$53,381

See notes to financial highlights.

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A	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
*	Total return does not reflect deduction of Class A front-end sales charge and is not annualized for periods less than one year.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry clas-sification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

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STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities

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held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washing-ton, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 7, 2011, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between the Fund and the Advisor with respect to each Portfolio.

In evaluating the Investment Advisory Agreement with respect to each Portfolio, the Board considered on a portfolio-by-portfolio basis a variety of information

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relating to the Portfolios and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Portfolios by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolios, and a separate report prepared by an independent third party, which provided a statistical analysis comparing each Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement with respect to each Portfolio. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with respect to each Portfolio with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement with respect to each Portfolio, the Board considered on a portfolio-by-portfolio basis the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing each Portfolio’s advisory fee; comparative performance, fee and expense information for each Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with each Portfolio; the effect of each Portfolio’s growth and size on the Portfolio’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided to the Portfolios by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with management through Board of Trustees’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance in employing its investment strategies for each Portfolio as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding

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the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for each Portfolio, were also considered. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board concluded that it was satisfied with the nature, extent and quality of services provided to each Portfolio by the Advisor under the Investment Advisory Agreement.

In considering each Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about each Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement with respect to each Portfolio, including, among other information, a comparison of each Portfolio’s total return with its respective Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report, which indicated the following:

Money Market Portfolio. The Portfolio performed below the median of its peer group for the one-, three-, and five-year periods ended June 30, 2011. The data also indicated that the Portfolio underperformed its Lipper index for the one-, three-, and five-year periods ended June 30, 2011. The Board noted the relatively small difference in performance rankings among the portfolios in the Portfolio’s peer group, as well as the peer group in which the independent third party had placed the Portfolio. The Board took into account management’s discussion of the Portfolio’s performance, including the impact expense reimbursements had on the relative performance of the portfolios in the Portfolio’s peer group. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory.

Tax-Free Bond Fund. The Portfolio performed below the median of its peer group for the one-, three-, and five-year periods ended June 30, 2011. The data also indicated that the Portfolio underperformed its Lipper index for the one-, three-, and five-year periods ended June 30, 2011. The Board took into account management’s discussion of the Portfolio’s performance, including the impact of certain portfolio holdings on the Portfolio’s overall performance and the Advisor’s actions with respect to those portfolio holdings. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Portfolio’s performance.

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In considering the Portfolios’ fees and expenses, the Board compared each Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group.

The Board noted that in 2011, the transfer agency fees paid by the Calvert Family of Funds had been renegotiated, resulting in an anticipated overall reduction in the transfer agency fees to be paid across the Calvert Family of Funds complex.

Among other findings, the data indicated the following:

Money Market Portfolio. Among other findings, the data indicated that the Portfolio’s advisory fee (after taking into account expense reimbursement) was below the median of its peer group and that total expenses (net of expense reimbursements) were at the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses. The Board also took into account the Advisor’s decision to voluntarily reimburse a portion of the Portfolio’s expenses. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.

Tax-Free Bond Fund. Among other findings, the data indicated that the Portfolio’s advisory fee was above the median of its peer group and that its total expenses were also above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses and the current size of the Portfolio. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of each advisory fee to the Portfolios’ Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to each Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with each Portfolio in terms of the total

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amount of annual advisory fees it received with respect to that Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with each Portfolio. With respect to the Money Market Portfolio, the Board also noted that the Advisor had voluntarily reimbursed expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with each Portfolio was reasonable.

The Board considered the effect of each Portfolio’s current size and its potential growth on its performance and fees. The Board noted that each Portfolio’s advisory fee schedule contained breakpoints that would reduce the advisory fee rate on assets above certain specified asset levels as the Portfolio’s assets increased. The Board noted that neither Portfolio had reached the specified asset level at which a breakpoint to its advisory fee would be triggered. The Board noted that if a Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement with respect to each Portfolio, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors. The Board evaluated all information available to it on a portfolio-by-portfolio basis, and its determinations were made separately with respect to each Portfolio.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement with respect to each Portfolio, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) performance of the Money Market Portfolio is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices and appropriate action is being taken with respect to the performance of the Tax-Free Bond Fund; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) each Portfolio’s advisory fee is reasonable relative to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement with respect to each Portfolio would be in the best interests of the Portfolio and its shareholders.

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TRUSTEE AND OFFICER INFORMATION TABLE

Name &

Position

with

Position

Start

Principal Occupation

# of Calvert

Portfolios

Other

Directorships

During the Past

Age

Fund

Date

During Last 5 Years

Overseen

Five Years

INDEPENDENT TRUSTEES
RICHARD L. BAIRD, JR. AGE: 63	Trustee	1976 (CTFR- 1980)	President and CEO of Adagio Health Inc. in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	25	None
DOUGLAS E. FELDMAN, M.D. AGE: 63	Trustee	1982	Partner of The Feldman ENT Group in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	10	None
JOHN G. GUFFEY, JR. AGE: 63	Trustee	1976 (CTFR- 1980)	President of Aurora Press Inc., a privately held publisher of trade paperbacks.	25	• Ariel Funds (3) • Calvert Social Investment Foundation • Calvert Ventures, LLC
M. CHARITO KRUVANT AGE: 66	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting
ANTHONY A. WILLIAMS AGE: 60	Trustee	2010	Executive Director of Global Government Practice at the Corporate Executive Board (since Jan. 2010); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009); Director of State and Municipal Practice at Arent Fox LLP (since 2009); Chief Executive Officer of Primum Public Realty Trust (2007-2008); Mayor of Washington D.C. (1999-2007).	12	• Freddie Mac • Meruelo Maddux Properties, Inc. • Weston Solutions, Inc. • Bipartisan Debt Reduction Task Force • Chesapeake Bay Foundation • Catholic University of America • Urban Institute

INTERESTED TRUSTEES

BARBARA J. KRUMSIEK* AGE: 59

	Trustee & President	1997	President, Chief Executive Officer and Chair of Calvert Investments, Inc.	43	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair) • Griffin Realty Corp.
D. Wayne Silby, Esq.*

AGE: 63

	Trustee & Chair	1976 (CTFR- 1980)	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility.	25	• UNIFI Mutual Holding Company • Calvert Social Investment Foundation • Giving Assets, Inc. • Studio School Fund • Syntao.com China • The ICE Organization

Position

Position

Principal Occupation

During Last 5 Years

Name &

with

Start

Age

Fund

Date

OFFICERS
MCIHAEL T. ABRAMO age: 38	Vice President	2011	Vice President of Calvert Investment Management, Inc. (the “Advisor”) (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.
Karen Becker AGE: 59	Chief Compliance Officer	2005	Chief Compliance Officer for the Calvert Funds and Head of the Securities Operations Department for the Advisor.
SUSAN walker Bender, Esq. AGE: 53	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
THOMAS A. DAILEY AGE: 47	Vice President	2004	Vice President of the Advisor.
MATTHEW DUCH AGE: 36	Vice President	2011	Vice President of the Advisor (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for the Advisor and Calvert Investment Distributors, Inc.
PATRICK FAUL AGE: 47	Vice President	2010

Vice President of the Advisor since 2008, and Head of Credit Research for the Advisor since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008) for the Advisor.

TRACI L. GOLDT AGE: 38	Assistant Secretary	2004	Electronic Filing Manager (since 2011) and Executive Assistant to General Counsel (prior to 2011), Calvert Investments, Inc.
HUI PING HO, CPA AGE: 47	Assistant Treasurer	2000	Assistant Treasurer and Tax Compliance Manager of Calvert Investments, Inc.
LANCELOT A. KING, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
edith lillie aGE: 55	Assistant Secretary	2007	Assistant Secretary and Regulatory Matters Manager of Calvert Investments, Inc.
AUGUSTO DIVO MACEDO, Esq. AGE: 49	Assistant Vice President & Assistant Secretary	2007	Assistant Vice President, Assistant Secretary, and Assistant Counsel Compliance of Calvert Investments, Inc.
JANE B. MAXWELL, Esq. AGE: 59	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Investments, Inc.
ANDREW K. NIEBLER, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 55	Vice President	2004	Senior Vice President of the Advisor and Chief Investment Officer – Fixed Income.
WILLIAM M. TARTIKOFF, Esq. AGE: 64	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE A. TRUNOW AGE: 44	Vice President	2008

Senior Vice President of the Advisor and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 59	Treasurer	1979 (CTFR- 1980)	Executive Vice President and Chief Financial and Administrative Officer of Calvert Investments, Inc.
MICHAEL V. YUHAS JR., CPA AGE: 50	Fund Controller	1999	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, with the exception of Mr. Silby whose address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s advisor and certain affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund’s advisor.

Additional information about the Fund’s Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

To Open an Account

800-368-2748

Yields and Prices

Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account

Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified or Overnight Mail

Calvert Investments, Inc.
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site

www.calvert.com

Principal Underwriter

Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

CALVERT	CALVERT’S	Equity Funds
TAX-FREE	FAMILY OF FUNDS	Enhanced Equity Portfolio
RESERVES		Equity Portfolio
	Tax-Exempt Money	Large Cap Value Fund
	Market Funds	Social Index Fund
	CTFR Money Market Portfolio	Capital Accumulation Fund
International Equity Fund
	Taxable Money Market	Small Cap Fund
	Funds	Global Alternative Energy
	First Government Money	Fund
	Market Fund	Global Water Fund
	Money Market Portfolio	International Opportunities
Fund
	Municipal Funds	Equity Income Fund
Tax-Free Bond Fund
Balanced and Asset
	Taxable Bond Funds	Allocation Funds
	Bond Portfolio	Balanced Portfolio
	Income Fund	Conservative Allocation Fund
	Short Duration Income Fund	Moderate Allocation Fund
	Long-Term Income Fund	Aggressive Allocation Fund
Ultra-Short Income Fund
Government Fund
High-Yield Bond Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as “principal accounting officer”).

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder reports presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

            The registrant's Board of Trustees/Directors has determined that M. Charito Kruvant, an “independent” Trustee/Director serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

            Services fees paid to auditing firm:

	Fiscal Year ended 12/31/10		Fiscal Year ended 12/31/11
	$	%*	$	% *

(a) Audit Fees	$34,870	0%	$37,565	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$5,995	0%	$5,640	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$40,865	0%	$43,205	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(e)  Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.  In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors.  The Committee may delegate its authority to pre-approve certain matters to one or more of its members.  In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance.  In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 12/31/10	%*	Fiscal Year ended 12/31/11	%*

$11,000	0%*	$42,500	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(h) The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant’s independence and found that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

            Not applicable.

Item 6.  Schedule of Investments.

(a)        This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)        Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

            Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

            Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

            Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

            There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)        The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report. This determination was based on the change to the registrant’s internal control over financial reporting described in Item 11(b) below made in response to a material weakness comment from registrant’s independent public accounting firm in December 2011.

(b)        There was a change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.  This change provides for (1) the remodeling and testing of the models used for all fixed income securities that are being priced under fair value procedures by the Advisor; (2) conducting of back-testing that reasonably supports the assumptions used in fair valuing the securities; (3) modifying the internal compliance monitoring system to report the asset weighting of each fixed income security, providing the percentage of any security owned in an individual Fund and across the Fund complex; (4) implementing a manual control to monitor for and report to the internal pricing committee on any security where the primary and/or secondary pricing vendor has been overridden for more than a certain number of days, as specified in the Fund’s procedures; and (5) enhanced escalation procedures to address any fair valuation concerns.

Item 12.  Exhibits.

(a)(1)   A copy of the Registrant’s Code of Ethics.

             Attached hereto.

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)   Not applicable.

(b)        A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT TAX-FREE RESERVES

By:       /s/ Barbara J. Krumsiek

            Barbara J. Krumsiek

            President -- Principal Executive Officer

Date: March 1, 2012

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek

            Barbara J. Krumsiek

            President -- Principal Executive Officer

Date: March 1, 2012

            /s/ Ronald M. Wolfsheimer

            Ronald M. Wolfsheimer

            Treasurer -- Principal Financial Officer

Date: March 1, 2012